                                                            EXHIBIT 10.(xxix)


                [EQUATORIAL RESOURCES (BRAZIL) LTDA. LETTERHEAD]



                                  19 June 1997


Sr. Dario Jose Balieiro Bernardes
TERRANORTE S.A.
Travessa Quintino Bocaiuva, 1210
Belem-Para-Brasil


          Re:  Addendum to Contract for Extraction of Timber
               And Development of Timber Properties dated 30 May 1997
               ------------------------------------------------------


Dear Dario:

        This letter is intended to memorialize the discussions we have had to acquire the rights to extract certain species of timber on properties located adjacent to or in the vicinity of your property in Moju, Para.

        Specifically, you have identified the following properties available for development:

Name of Property                                 Size of Property (Ha.)
----------------                                 ----------------------

Julival David Ferreira                                   8,000
Luis Fagundes                                            7,000
Arcileu de Paula (Silas)                                25,000
Gastau Carvalho                                          3,000
Jesus Machado                                           30,000
Anfresio Nunes                                         390,000


        Terranorte has agreed to use your best efforts to acquire the properties and/or the rights to harvest the same species of timber which are the subject of the above-referenced agreement (the "Agreement"). At the time at which these properties are acquired by Terranorte, you and/or your designees, it is agreed that such properties shall become subject to the terms and conditions of the Agreement. Terranorte hereby agrees to notify Equatorial in writing at such time as it or its designee has acquired these rights.

EQUATORIAL RESOURCES (BRAZIL) LTDA.
Page 2



If this letter is consistent with your understanding of our agreement, kindly signify by placing your signature on the space below provided for your signature. A Portuguese version of this letter is enclosed for your convenience.



Very truly yours,

EQUATORIAL RESOURCES (BRAZIL) LTDA.



By:  /s/ IGNATIUS Z. THEODOROU
   ------------------------------------
   Ignatius Z. Theodorou, President


AGREED AND ACCEPTED
TERRANORTE S.A.


By:  /s/ DARIO JOSE BALIEIRO BERNARDES
   ------------------------------------
   Dario Jose Balieiro Bernardes





nevman/bernarde.add